SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. 1)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|X|  Definitive Additional Materials



                    SELIGMAN NEW TECHNOLOGIES FUND II, INC.
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                (Name of Registrant as Specified In Its Charter)


                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
|_|  Fee paid previously with preliminary materials:

________________________________________________________________________________
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                     SELIGMAN NEW TECHNOLOGIES FUND II, INC.

                    100 Park Avenue, New York, New York 10017
                     New York City Telephone (212) 850-1864
                       Toll-Free Telephone (800) 221-2450

 Notice of Special Meeting of Stockholders to be reconvened on December 18, 2007

To the Stockholders:

      A Special Meeting of Stockholders (the "Meeting") of Seligman New Technologies Fund II, Inc., a Maryland corporation (the "Fund"), convened on September 19, 2007 and adjourned until November 16, 2007, as further adjourned on November 16, 2007, will be reconvened at 100 Park Avenue, New York, New York 10017, on December 18, 2007, at 11:00 a.m., for the following purposes, which are more fully described in the Proxy Statement, dated August 3, 2007 (the "Proxy Statement"):

        1. To consider and act upon a proposal to liquidate and dissolve the Fund, as set forth in the Plan of Complete Liquidation and Dissolution ("Proposal 1");

        2. To consider and act upon a proposal to eliminate the Fund's fundamental investment policy of making quarterly repurchase offers for its common stock ("Proposal 2"); and

        3. To transact any other business that may lawfully come before the Meeting or any adjournment thereof, including, without limitation, the right to further adjourn or postpone the special meeting in order to solicit additional votes from stockholders;

all as more particularly set forth in the Proxy Statement.

      The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund. The Board of Directors has fixed the close of business on November 20, 2007 as the new record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The original record date for this special meeting was July 20, 2007, and the original date for this special meeting was September 19, 2007. Because the Fund did not receive enough votes to approve Proposal 1 or Proposal 2, the special meeting was adjourned until November 16, 2007. On November 16, 2007, the special meeting was again adjourned by vote of the stockholders then present in person or by proxy to a date, time and place to be fixed by the Board of Directors. On November 19, 2007, the Board of Directors fixed the new record date of November 20, 2007 and determined that the special meeting shall be reconvened on December 18, 2007. On the new record date, the Fund had outstanding 7,670,651.07 shares of common stock. As of November 16, 2007, over 86% of the votes received from stockholders was in favor of the proposals. However, a large number of stockholders have not yet voted on the proposals and a significant number of additional votes are required for either proposal to pass.

      If you have not previously submitted a valid proxy card or authorized a proxy to vote your shares (e.g., you have not yet voted or you have become a new stockholder since July 20, 2007) and you do not expect to attend the Meeting in person, it is very important that you grant a proxy so that all your shares may be voted in accordance with your wishes. If you previously provided voting instructions for your shares to your broker or other financial intermediary but held your shares through a different intermediary on November 20, 2007, you must submit a new proxy card or authorize a new proxy if you wish to vote the shares covered by the previous arrangements.

      You need not take any action if you were a stockholder as of July 20, 2007, have not changed brokerage accounts and previously submitted a valid proxy card or authorized a proxy in connection with the special meeting (and have not revoked that proxy). Your previous proxy will remain effective as to the number of shares you held on the new record date.

How to Vote

      You may grant a proxy by returning a properly executed and completed proxy card or authorizing your proxy by telephone or the Internet as described in the enclosed Proxy Card. In addition, you may be able to authorize your proxy by telephone through the Fund's proxy solicitor.

      If you hold your shares in a brokerage or bank account (in "street name"), your broker or bank may not vote your shares unless you complete, sign and return promptly the voting instructions form sent to you. If you hold your shares in street name, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the material you receive from your broker or bank prior to providing voting instructions by telephone or Internet.

      Any proxy may be revoked at any time before its exercise at the meeting by giving notice to the Fund before or at the meeting.

Updates to Proxy Statement

      The following information in the Proxy Statement is hereby updated:

                    PROPOSAL 1 - LIQUIDATION AND DISSOLUTION

      Under the caption "Liquidation Distributions," the last two sentences of the first paragraph and the entire second paragraph are replaced with the following:

            All of the Fund's investments with any remaining value are liquid, and the escrow receivables referenced in the Proxy Statement have been released from escrow or sold. Accordingly, it is anticipated that the Fund will be able to make a single Liquidating Distribution to all stockholders within ten business days after the date that stockholders approve Proposal
      1. If Proposal 1 is adopted by the stockholders at the Meeting on

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

      December 18, 2007, the Fund will seek to make the final Liquidating Distribution by December 31, 2007; however, because of the short time available before year-end and the operational coordination required to occur with the many brokerage firms holding Fund shares, the Fund cannot provide any assurances that it will be able make this final distribution by year-end.

      Under the caption "Expenses of Liquidation and Dissolution," the expenses in connection with the special meeting are currently estimated to be approximately $255,000. The Fund's current estimate of Liquidation Period Expenses is equal to approximately $44,200, which is less than $0.01 per share.

      Under the caption "Distribution Amounts," the first three sentences are replaced with the following:

            The Fund's net asset value on November 20, 2007 was $57.9 million. At such date, the Fund had 7,670,651.07 shares of common stock outstanding. Accordingly, on November 20, 2007, the net asset value per share of the Fund was $7.55.


          PROPOSAL 2 - ELIMINATION OF THE FUND'S FUNDAMENTAL POLICY OF
             MAKING QUARTERLY REPURCHASE OFFERS FOR ITS COMMON STOCK

      Under the caption "General," the fourth and fifth sentences of the first paragraph are revised to read as follows:

      If Proposal 2 is approved on or prior to January 2, 2008, the quarterly repurchase offer scheduled for January 11, 2008 will not be completed. If Proposal 1 is approved on December 18, 2007 or shortly thereafter but no later than January 2, 2008, the Fund will not likely proceed with or may discontinue the quarterly repurchase offer scheduled for January 2008.

                                  OTHER MATTERS

      The sentence under the caption "Beneficial Ownership of Shares of the Fund" is revised to read as follows:

            As of November 20, 2007, all directors and officers of the Fund as a group owned beneficially less than 1% of the Fund's common stock.

                                    EXPENSES

      The last sentence under this heading is revised to read as follows:

      The Fund has engaged Georgeson Inc., 199 Water Street, New York, NY 10038, to assist in soliciting proxies for a fee of up to $50,000 plus expenses.

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

                                      * * *

      If you have any questions or need additional information, please contact Georgeson Inc., the Fund's proxy solicitors, at 199 Water Street, New York, New York 10038, or by telephone at 1-888-605-7582.

                                                 By order of the Board of
                                                 Directors,

                                                 /s/Frank J. Nasta
                                                 Frank J. Nasta,
                                                 Secretary

Dated: New York, New York, November 21, 2007

                               -----------------

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

You may authorize your proxy by telephone, the Internet, or by completing, dating and signing the enclosed Proxy Card, and returning it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense of further solicitation, we ask your cooperation in authorizing your proxy promptly by telephone, the Internet, or by mailing the enclosed Proxy Card promptly

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


                             YOUR VOTE IS IMPORTANT

           Please complete, date, sign and mail your proxy card in the envelope provided as soon as possible.



                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
                                      PROXY
                     SELIGMAN NEW TECHNOLOGIES FUND II, INC.
                                  COMMON STOCK
                       100 Park Avenue, New York, NY 10017

The undersigned stockholder of SELIGMAN NEW TECHNOLOGIES FUND II, INC., a Maryland corporation (the "Fund"), hereby revokes any previous proxies, acknowledges receipt of the Notice of Special Meeting and Proxy Statement for the Special Meeting of Stockholders (the "Meeting") of the Fund, convened on September 19, 2007, as adjourned until November 16, 2007, as further adjourned on November 16, 2007 and to be reconvened at 11:00 a.m., local time, on December 18, 2007, at the offices of Seligman New Technologies Fund II, Inc. at 100 Park Avenue, New York, New York 10017, and appoints WILLIAM C. MORRIS, FRANK J. NASTA and PAUL B. GOUCHER (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting (and any adjournments or postponements thereof) and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting (and any adjournments or postponements thereof) and otherwise represent the undersigned at the Meeting (and any adjournments or postponements thereof) with all the powers possessed by the undersigned if personally present at the Meeting (and any adjournments or postponements thereof).

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the proposal to liquidate and dissolve the Fund (Proposal 1) and FOR the elimination of the Fund's fundamental investment policy regarding repurchase offers (Proposal 2). The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including, but not limited to, proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more matters, including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

                (Continued and to be signed on the reverse side)

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

                  THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES
                               TO CAST YOUR VOTES

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           TELEPHONE                         INTERNET                          MAIL
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
This method is available for      Visit the Internet website at   Simply complete, sign and
residents of the U.S. and         http://proxy.georgeson.com.     date your proxy card and
Canada.  On a touch tone          Enter the COMPANY NUMBER and    return it in the postage-paid
telephone, call TOLL FREE         CONTROL NUMBER shown below      envelope.  If you are using
1-877-260-0394, 24 hours a day,   and follow the instructions     telephone or the Internet,
7 days a week.  You will be       on your screen.  You will       please do not mail your proxy
asked to enter ONLY the CONTROL   incur only your usual           card.
NUMBER shown below.  Have your    Internet charges.  This
instruction card ready, then      11:59pm New York City time on
follow the prerecorded            December 17, 2007.
instructions.  Your
instructions will be confirmed
and votes cast as you direct.
This method is available until
11:59pm New York City time on
December 17, 2007.

This method may also be
available by telephone through
the Corporation's proxy
solicitor.
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
                 ---------------                           ---------------
                 COMPANY NUMBER                            CONTROL NUMBER
                 ---------------                           ---------------

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


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote FOR Proposal 1 and FOR Proposal 2 each as more fully described in the Proxy Statement.

--------------------------------------------------------------------------------
                                    Your Board
                                    Recommends
--------------------------------------------------------------------------------

1. To liquidate and dissolve           FOR          AGAINST          ABSTAIN
   Seligman New Technologies           [ ]            [ ]              [ ]
   Fund II, Inc. in accordance
   with the Plan of Complete
   Liquidation and Dissolution
   attached to the Proxy Statement
   as Appendix A.

-----------------------------------------------------------------------------
                                    Your Board
                                    Recommends
-----------------------------------------------------------------------------

2. To eliminate Seligman New           FOR          AGAINST          ABSTAIN
   Technologies Fund II, Inc.'s        [ ]            [ ]             [ ]
   fundamental investmentpolicy of
   making quarterly repurchase
   offers for its  common stock.
--------------------------------------------------------------------------------

3. To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more matters (including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received), in the discretion of the proxy holder.

PLEASE SIGN AND RETURN IMMEDIATELY

Please sign exactly as your name(s) appear(s) on this Proxy, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

DATED:  _________________________, 200__


---------------------------------------
Signature

---------------------------------------
Additional Signature (if held jointly)


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